                                                          Exhibit 24.1

              REINSURANCE GROUP OF AMERICA, INCORPORATED


                          POWER  OF ATTORNEY
                          ------------------


I, the undersigned, as a director or officer of Reinsurance Company of America, Incorporated hereby constitute David B. Atkinson, Jack B. Lay and Matthew P. McCauley, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for 1996 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.




Signature
---------


                                                 ---------             ---------
   /s/ H. Edwin Trusheim                Director     X        Officer
--------------------------------                 ---------             ---------


  H. Edwin Trusheim
------------------------------------
Name (Typed or printed)


Date            2/26/97
      ------------------------------

                                                          Exhibit 24.1

              REINSURANCE GROUP OF AMERICA, INCORPORATED


                          POWER  OF ATTORNEY
                          ------------------


I, the undersigned, as a director or officer of Reinsurance Company of America, Incorporated hereby constitute David B. Atkinson, Jack
B. Lay and Matthew P. McCauley, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for 1996 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.




Signature
---------


                                                 ---------             ---------
   /s/ William P. Stiritz               Director     X        Officer
--------------------------------                 ---------             ---------


  William P. Stiritz
------------------------------------
Name (Typed or printed)


Date            2/10/97
      ------------------------------

                                                          Exhibit 24.1

              REINSURANCE GROUP OF AMERICA, INCORPORATED


                          POWER  OF ATTORNEY
                          ------------------


I, the undersigned, as a director or officer of Reinsurance Company of America, Incorporated hereby constitute David B. Atkinson, Jack
B. Lay and Matthew P. McCauley, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for 1996 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.




Signature
---------


                                                 ---------             ---------
   /s/ Leonard M. Rubenstein            Director     X        Officer
--------------------------------                 ---------             ---------


  Leonard M. Rubenstein
------------------------------------
Name (Typed or printed)


Date            2/9/97
      ------------------------------

                                                          Exhibit 24.1

              REINSURANCE GROUP OF AMERICA, INCORPORATED


                          POWER  OF ATTORNEY
                          ------------------


I, the undersigned, as a director or officer of Reinsurance Company of America, Incorporated hereby constitute David B. Atkinson, Jack
B. Lay and Matthew P. McCauley, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for 1996 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.




Signature
---------


                                                 ---------             ---------
   /s/ William A. Peck                  Director     X        Officer
--------------------------------                 ---------             ---------


     William A. Peck
------------------------------------
Name (Typed or printed)


Date            2/10/97
      ------------------------------

                                                          Exhibit 24.1

              REINSURANCE GROUP OF AMERICA, INCORPORATED


                          POWER  OF ATTORNEY
                          ------------------


I, the undersigned, as a director or officer of Reinsurance Company of America, Incorporated hereby constitute David B. Atkinson, Jack
B. Lay and Matthew P. McCauley, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for 1996 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.




Signature
---------


                                                 ---------             ---------
   /s/ Richard A. Liddy                 Director     X        Officer
--------------------------------                 ---------             ---------


     Richard A. Liddy
------------------------------------
Name (Typed or printed)


Date            2/7/97
      ------------------------------

                                                          Exhibit 24.1

              REINSURANCE GROUP OF AMERICA, INCORPORATED


                          POWER  OF ATTORNEY
                          ------------------


I, the undersigned, as a director or officer of Reinsurance Company of America, Incorporated hereby constitute David B. Atkinson, Jack
B. Lay and Matthew P. McCauley, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for 1996 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.




Signature
---------


                                                 ---------             ---------
   /s/ Dennis F. Hardcastle             Director     X        Officer
--------------------------------                 ---------             ---------


     Dennis F. Hardcastle
------------------------------------
Name (Typed or printed)


Date            2/11/97
      ------------------------------

                                                          Exhibit 24.1

              REINSURANCE GROUP OF AMERICA, INCORPORATED


                          POWER  OF ATTORNEY
                          ------------------


I, the undersigned, as a director or officer of Reinsurance Company of America, Incorporated hereby constitute David B. Atkinson, Jack
B. Lay and Matthew P. McCauley, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for 1996 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.




Signature
---------


                                                 ---------             ---------
   /s/ Bernard Edison                   Director     X        Officer
--------------------------------                 ---------             ---------


     Bernard Edison
------------------------------------
Name (Typed or printed)


Date            2/17/97
      ------------------------------

                                                          Exhibit 24.1

              REINSURANCE GROUP OF AMERICA, INCORPORATED


                          POWER  OF ATTORNEY
                          ------------------

I, the undersigned, as a director or officer of Reinsurance Company of America, Incorporated hereby constitute David B. Atkinson, Jack
B. Lay and Matthew P. McCauley, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for 1996 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.




Signature
---------


                                                 ---------             ---------
   /s/ J. C. Eason                      Director     X        Officer
--------------------------------                 ---------             ---------


       J. C. Eason
------------------------------------
Name (Typed or printed)


Date            2/10/97
      ------------------------------